Exhibit 10.1

INCREASE AGREEMENT

This Increase Agreement (this “Agreement”) is made as of November 5, 2019, by and among STRATEGIC STORAGE OPERATING PARTNERSHIP IV, L.P., a Delaware limited partnership and each other Borrower signatory hereto (collectively, the “Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender (“KeyBank”) and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 27, 2019 with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower, as amended by the certain “First Amendment to Amended and Restated Credit Agreement dated as of August 9, 2019 (as so amended, and as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);

WHEREAS, the Borrower has requested that the aggregate amount of the Revolving Commitments evidenced by the Credit Agreement be increased to One Hundred Thirty-Five Million and 00/100 Dollars ($135,000,000.00) pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement and;

WHEREAS, in connection with the increase of the aggregate Commitments evidenced by the Credit Agreement, Keybank National Association is increasing the amount of its Commitment to Thirty-Eight Million and 00/100 Dollars ($38,000,000.00), Texas Capital Bank, N.A. is increasing the amount of its Commitment to Twenty-Nine Million and 00/100 Dollars ($29,000,000.00), SunTrust Bank is increasing the amount of its Commitment to Thirty-Four Million and 00/100 Dollars ($34,000,000.00) and Fifth Third Bank is increasing the amount of its Commitment to Thirty-Four Million and 00/100 Dollars ($34,000,000.00).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent and KeyBank, as follows:

1.Effective upon the date hereof, the aggregate of the Commitments of the Lenders under the Credit Agreement is hereby increased to One Hundred Thirty-Five Million Dollars ($135,000,000.00).

2.Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.

3.The provision of Section 2.08(d) of the Credit Agreement requiring that the amount of any increase in the Total Commitments be in a minimum amount of Twenty Million Dollars ($20,000,000.00) and in increments of Twenty Million Dollars ($20,000,000.00) in

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excess thereof is hereby waived solely in connection with the increase of the Total Commitments set forth in this Agreement.

4.Notwithstanding anything to the contrary in that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (the “Emmett Deed of Trust”) dated June 27, 2019 by SST IV 3730 EMMETT F LOWRY EXPY, LLC, a Delaware limited liability company (“Emmett Borrower”), in favor of Rebecca Conrad, Esq. for the benefit of the Administrative Agent on behalf of the Lenders under the Credit Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that the Collateral set forth in the Credit Agreement and the personal property subject to the Liens of the Emmett Deed of Trust specifically exclude, and Emmett Borrower does not grant a security interest in, any personal property owned by Emmett Borrower and located on the real property owned by Emmett Borrower which is subject to the Emmett Deed of Trust.

5.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.

6.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.

7.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders under the Loan Documents.

8.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.

9.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.

10.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.

11.This Agreement shall constitute a Loan Document.

12.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

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13.This Agreement shall be binding upon Borrower, Administrative Agent, KeyBank and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, KeyBank and their respective successors and assigns.

14.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.

15.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

STRATEGIC STORAGE OPERATING PARTNERSHIP IV, L.P.,

a Delaware limited partnership

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its General Partner

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	Chief Executive Officer

SST IV 1105 NE INDUSTRIAL BLVD, LLC,

SST IV 3730 EMMETT F LOWRY EXPY, LLC,

SST IV 3167 VAN BUREN BLVD, LLC,

SST IV 8020 LAS VEGAS BLVD S, LLC,

SST IV 1401 N MERIDIAN AVE, LLC,

SST IV 2555 W CENTENNIAL PKWY, LLC,

SST IV 275 GOODLETTE-FRANK RD, LLC,

SST IV 3101 TEXAS AVE S, LLC,

SST IV 3750 FM 1488, LLC,

SST IV 27236 US HWY 290, LLC,

SST IV 20535 W LAKE HOUSTON PKWY, LLC,

SST IV 7474 GOSLING RD, LLC,

SST IV 1610 JIM JOHNSON RD, LLC,

each a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	Chief Executive Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Increase Agreement]

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KEYBANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Banker

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/Brett Walker
Name:	Brett Walker
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/Nick Preston
Name:	Nick Preston
Title:	Director

FIFTH THIRD BANK, as a Lender

By:	/s/John Kang
Name:	John Kang
Title:	Director

[Signature Page to Increase Agreement]

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Schedule 2.01

LENDER	LOAN COMMITMENT	(Percentage)
KeyBank National Association	$38,000,000.00	(28.14814815%)
TEXAS CAPITAL BANK, N.A.	$29,000,000.00	(21.48148149%)
SUNTRUST BANK	$34,000,000.00	(25.18518518%)
FIFTH THIRD BANK	$34,000,000.00	(25.18518518%)
TOTAL	$135,000,000.00	(100%)

Schedule 2.01 to Increase Agreement

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Increase Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the Guaranty provided by the undersigned dated June 27, 2019, including, without limitation, repayment of the principal sum of One Hundred Thirty-Five Million and 00/100 Dollars ($135,000,000.00) (subject to increase to an aggregate principal sum of up to Three Hundred Million and 00/100 Dollars ($300,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

STRATEGIC STORAGE TRUST IV, INC.,
a Maryland corporation

By:	/s/ H. Michael Schwartz
Name:	H. Michael Schwartz
Title:	Chief Executive Officer

Guarantor Confirmation

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SUBSIDIARY GUARANTOR CONFIRMATION

The undersigned each hereby acknowledges and consents to the foregoing Increase Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the Subsidiary Guaranty provided by the undersigned dated June 27, 2019, including, without limitation, repayment of the principal sum of One Hundred Thirty-Five Million and 00/100 Dollars ($135,000,000.00) (subject to increase to an aggregate principal sum of up to Three Hundred Million and 00/100 Dollars ($300,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

SST IV 856-882 FRELINGHUYSEN AVE, LLC,
SST IV 8415 QUEENSTON BLVD, LLC,
SST IV 23316 REDMOND FALL CITY RD NE, LLC,
SST IV 7307 UNIVERSITY CITY BLVD, LLC,
SST IV 2307 HYDRAULIC RD, LLC,
each a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name:	H. Michael Schwartz
Title:	Chief Executive Officer

Subsidiary Guarantor Confirmation

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